UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 12, 2016

WELLS FARGO & COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of Principal Executive Offices) (Zip Code)
1-866-249-3302
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 14, 2016, Wells Fargo & Company (the “Company”) issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2016, and posted on its website its 1Q16 Quarterly Supplement, which contains certain additional historical and forward-looking information relating to the Company. The press release is included as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02. The information included in Exhibit 99.1 is considered to be “filed” for purposes of Section 18 under the Securities Exchange Act of 1934. The Quarterly Supplement is included as Exhibit 99.2 to this report and is incorporated by reference into this Item 2.02. Exhibit 99.2 shall not be considered “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
On April 14, 2016, the Company intends to host a live conference call that will also be available by webcast to discuss the press release, the Quarterly Supplement, and other matters relating to the Company.
Item 8.01 Other Events.
On April 12, 2016, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) and the Federal Deposit Insurance Corporation (the “FDIC”) notified Wells Fargo & Company (the “Company”) that they have jointly determined that the Company’s 2015 resolution plan submitted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act "is not credible or would not facilitate an orderly resolution under the U.S. Bankruptcy Code." The Company is required to remedy the deficiencies in a submission to be provided to the Federal Reserve Board and the FDIC by October 1, 2016 (the “2016 Submission”). If the 2016 Submission does not adequately remedy the deficiencies, the Federal Reserve Board and the FDIC may jointly determine that the Company or any of its subsidiaries shall be subject to more stringent capital, leverage or liquidity requirements, or restrictions on their growth, activities or operations. There can be no assurance that the Company will be able to address the deficiencies to the satisfaction of the Federal Reserve Board and the FDIC. For more information on resolution plans, including the actions the Federal Reserve Board and the FDIC may take if the Company is unable to remedy the deficiencies in a timely manner, see the “Regulatory Reform - ‘Living Will’ Requirements and Related Matters” section in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.

Cautionary Statement About Forward-Looking Statements
This report contains forward-looking statements about our future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission and available on its website at www.sec.gov.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 14, 2016, deemed “filed” under the Securities Exchange Act of 1934

99.2	Quarterly Supplement, deemed “furnished” under the Securities Exchange Act of 1934

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 14, 2016	WELLS FARGO & COMPANY

		By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller
(Principal Accounting Officer)